Siurek Employment Agreement Amendment AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT This Amendment to Executive Employment Agreement (this “Amendment”) is made and entered into as of April 10, 2026 (the “Amendment Date”), by and between Ryan Siurek (“Executive”) and EverCommerce Solutions Inc. (“ESI”, together with EverCommerce Inc. (“ECI”) and any subsidiaries or affiliates as may employ Executive from time to time, and any successor(s) thereto, the “Company”). W I T N E S E T H: WHEREAS, the Company and Executive are currently party to that certain Executive Employment Agreement, effective as of September 6, 2024 (the “Employment Agreement”); and WHEREAS, the Company and Executive desire to amend the Employment Agreement on the terms set forth herein. NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, the Company and Executive hereby agree as follows, effective as of the Amendment Date: The first sentence of Section 2.1 of the Employment Agreement is deleted in its entirety and replaced with the following: “Effective April 1, 2026, during the Employment Term, the Company shall pay Executive a salary of $430,000 per annum, less applicable taxes and withholdings (“Base Salary”), payable in accordance with the normal payroll practices and schedule of the Company.” The second sentence of Section 2.2 of the Employment Agreement is deleted in its entirety and replaced with the following: “Executive’s annual incentive compensation under such incentive program (the “Annual Bonus”) shall be targeted at 50% of Base Salary (the “Target Bonus”).” Affirmation. This Amendment is to be read and construed with the Employment Agreement as constituting one and the same agreement. Except as specifically modified by this Amendment, all remaining provisions, terms and conditions of the Employment Agreement shall remain in full force and effect. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. [signature page follows] Exhibit 10.1 IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date and year first above written. EXECUTIVE Ryan Siurek COMPANY EVERCOMMERCE INC. By: Name: Eric Remer Title: Chief Executive Officer EVERCOMMERCE SOLUTIONS INC. By: Name: Eric Remer Title: Chief Executive Officer Exhibit 10.1